                              LETTER OF TRANSMITTAL

                              RITE AID CORPORATION
                            OFFER FOR ALL OUTSTANDING
                      9 1/2% SENIOR SECURED NOTES DUE 2011
                      AND THE RELATED SUBSIDIARY GUARANTEES
                                 IN EXCHANGE FOR
                      9 1/2% SENIOR SECURED NOTES DUE 2011
                      AND THE RELATED SUBSIDIARY GUARANTEES
                        WHICH HAVE BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED,
                           PURSUANT TO THE PROSPECTUS
                                  DATED o, 2003

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON o, 2003 (THE
"EXPIRATION DATE"), UNLESS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M,
NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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                                  DELIVERY TO:
                            BNY MIDWEST TRUST COMPANY
                                 Exchange Agent

              BY MAIL, HAND, OR OVERNIGHT DELIVERY AFTER 4:30 P.M.
                             ON THE EXPIRATION DATE:

                              c/o Bank of New York
                           Corporate Trust Operations
                               Reorganization Unit
                           101 Barclay Street - 7 East
                               New York, NY 10286
                         Attention: Santino Ginocchietti

                                  BY FACSIMILE:
                                 (312) 298-1915

                              CONFIRM BY TELEPHONE:
                                 (212) 815-6331
                         Attention: Santino Ginocchietti

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH
ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

     The undersigned acknowledges that he or she has received and reviewed the prospectus, dated o, 2003 (the "Prospectus"), of Rite Aid Corporation, a
Delaware corporation ("Rite Aid"), and this Letter of Transmittal (the
"Letter"), which together constitute Rite Aid's offer (the "Exchange Offer"), to exchange an aggregate principal amount of up to $300.0 million of its 9 1/2%
Senior Secured Notes due 2011 and the related Subsidiary Guarantees which have been registered under the Securities Act of 1933, as amended, (individually a
"Note" and collectively, the "Notes"), for a like principal amount at maturity of Rite Aid's issued and outstanding 9 1/2% Senior Secured Notes due 2011 and the related Subsidiary Guarantees (individually an "Old Note" and collectively, the "Old Notes") from the registered holders thereof. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the
Prospectus.

     For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to the principal amount at maturity of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes, or if no interest has been paid, from February 12, 2003. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Old Notes. The
Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after the consummation of the Exchange Offer.

     This Letter is to be completed by a holder of Old Notes either if certificates for such Old Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange
Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer-Book-Entry Transfers" section of the Prospectus and an Agent's Message is not delivered. HOLDERS OF OLD NOTES WHO HAVE PREVIOUSLY
VALIDLY DELIVERED A LETTER OF TRANSMITTAL IN CONJUNCTION WITH A VALID TENDER OF
OLD NOTES FOR EXCHANGE PURSUANT TO THE PROCEDURES DESCRIBED IN THE PROSPECTUS
UNDER THE HEADING "THE EXCHANGE OFFER" ARE NOT REQUIRED TO TAKE ANY FURTHER
ACTION TO RECEIVE NEW NOTES. HOLDERS OF OLD NOTES WHO HAVE PREVIOUSLY VALIDLY
TENDERED OLD NOTES FOR EXCHANGE OR WHO VALIDLY TENDER OLD NOTES FOR EXCHANGE IN
ACCORDANCE WITH THIS LETTER MAY WITHDRAW ANY OLD NOTES SO TENDERED AT ANY TIME
PRIOR TO THE EXPIRATION DATE. SEE THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE
OFFER" FOR A MORE COMPLETE DESCRIPTION OF THE TENDER AND WITHDRAWAL PROVISIONS.
Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry
Confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that
Rite Aid may enforce this Letter against such participant. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the
Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer-Guaranteed delivery procedures" section of the Prospectus. See Instruction 1.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE
AGENT.

     The method of delivery of Old Notes, Letters of Transmittal and all other required documents are at the election and risk of the holders. If such delivery is by mail it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No letters of transmittal or Old Notes should be sent to
Rite Aid.

     The undersigned has completed the appropriate boxes below and signed this
Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.

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                                   DESCRIPTION OF OLD NOTES
------------------------------------------------------------------------------------------------------------
TYPE             NAME(S) AND ADDRESS(ES)                    1                  2                  3
                 OF REGISTERED HOLDER(S)               CERTIFICATE         AGGREGATE          PRINCIPAL
                 (PLEASE FILL IN, IF BLANK)            NUMBER(S)*          PRINCIPAL            AMOUNT
                                                                       AMOUNT REPRESENTED     TENDERED**
------------------------------------------------------------------------------------------------------------
9 1/2% Senior
Secured Notes
due 2011
                                                    --------------------------------------------------------

                                                    --------------------------------------------------------

                                                    --------------------------------------------------------

                                                    --------------------------------------------------------

                                                    --------------------------------------------------------
                                                        TOTAL SHARES:
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*    Need not be completed if Old Notes are being tendered by book-entry transfer.
**   Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Note indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

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[ ]  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
     MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND
     COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________________

Account Number______________________    Transaction Code Number_________________

     By crediting the Old Notes to the Exchange Agent's account at DTC using the
Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the
Exchange Agent an Agent's Message in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter (including all representations and warranties)
applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the
Exchange Agent.

[ ]  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
     OF GUARANTEED DELIVERY. PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE
     THE FOLLOWING:

Name(s) of Registered Holder(s)_________________________________________________

Window Ticket Number (if any)___________________________________________________

Date of Execution of Notice of Guaranteed Delivery______________________________

Name of Institution Which Guaranteed Delivery___________________________________

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number________________   Transaction Code Number___________________

     Name of Tendering Institution______________________________________________

[ ]  CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ]  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
     COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO.

Name:___________________________________________________________________________

Address:________________________________________________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New
Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes;
however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Rite Aid the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Rite Aid all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange
Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire
New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, Rite Aid will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by
Rite Aid. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Old Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the Holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the
Securities Act, of Rite Aid.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange
Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by
Holders thereof (other than any such Holder that is an "affiliate" of Rite Aid within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such
Holders' business, such Holders are not holding any Old Notes that have the status of, or are reasonably likely to have the status of, an unsold allotment in the initial offering, and such Holders have no arrangement with any person to participate in the distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any Holder is an affiliate of Rite Aid, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New
Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the
Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for
Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New
Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by Rite Aid to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer-Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance
Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged)
in the name of the undersigned or, in the case of a book-entry delivery of Old
Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery
Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old
Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES"
ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS
SET FORTH IN SUCH BOX ABOVE.

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                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)
--------------------------------------------------------------------------------

     To be completed ONLY if certificates for Old Notes not exchanged and or New
Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue New Notes and/or Old Notes to:

Names(s): ______________________________________________________________________
                            Please Type or Print)

--------------------------------------------------------------------------------
                            Please Type or Print)

Address: _______________________________________________________________________
                           (Zip Code)

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                         (Complete Substitute Form W-9)

     Credit unexchanged Old Notes delivered by book-entry transfer to DTC account set forth below.

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          (Book-Entry Transfer Facility Account Number, it applicable)

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SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)
--------------------------------------------------------------------------------

     To be completed ONLY if certificates for Old Notes not exchanged and/or New
Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this
Letter above.

Mail New Notes and/or Old Notes to:

Names(s): ______________________________________________________________________
                             Please Type or Print)

--------------------------------------------------------------------------------
                              Please Type or Print)

Address: _______________________________________________________________________
                            (Zip Code)

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     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU
THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY
CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED
DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M, NEW YORK
CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

     IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES
MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

     Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. See Instruction 10.

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                                PLEASE SIGN HERE

                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

______________________________________, __________________________________, 2003

______________________________________, __________________________________, 2003
     (Signature(s) of Owner)                       (Date)

Area Code and Telephone Number

     This Letter must be signed by the registered holder(s) as the name(s)appear(s) on the certificate(s) for the Old Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements any documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in fiduciary or representative capacity, please set forth full title. See
Instruction 3.

Name(s):________________________________________________________________________
                             (Please Type or Print)

Capacity: ______________________________________________________________________

Address: _______________________________________________________________________
                              (including Zip Code)

Principal place of business (if different from address listed above):___________

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                              (including Zip Code)

Area Code and Telephone No.: ___________________________________________________

Taxpayer Identification or Social Security Nos.: _______________________________

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by An Eligible Institution: ____________________________
                                                     (Authorized Signature)

Title: _________________________________________________________________________

Name and Firm: _________________________________________________________________

Dated: _____________________, 2003

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                                  INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE
                                  OFFER FOR THE
                      9 1/2% SENIOR SECURED NOTES DUE 2011
                      AND THE RELATED SUBSIDIARY GUARANTEES
                                 IN EXCHANGE FOR
                    THE 9 1/2% SENIOR SECURED NOTES DUE 2011
                      AND THE RELATED SUBSIDIARY GUARANTEES
                        WHICH HAVE BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED,
                           PURSUANT TO THE PROSPECTUS
                                  DATED o, 2003

1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange
Offer-Book-Entry Transfers" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer also may be made by delivering an
Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter and that Rite Aid may enforce the Letter against such participant. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this
Letter, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

     Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the
Exchange Agent before the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer
Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii)
prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange
Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by Rite Aid (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE")
trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's
Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered
Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the
Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER, THE OLD NOTES AND ALL OTHER REQUIRED
DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY
WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE
AGENT. IF OLD NOTES ARE SENT BY MALL, IT IS SUGGESTED THAT THE MAILING BE
REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, MADE
SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE
EXCHANGE AGENT PRIOR TO 5:00 P.M, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK-ENTRY
TRANSFER).

     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled
"Description of Old Notes-Principal Amount at Maturity Tendered." A reissued certificate representing the balance of non tendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this
Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF
SIGNATURES.

     If this Letter is signed by the Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC's security position listing as the holder of such Old
Notes without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Old
Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.

     If this Letter is signed by a person other than the registered holder or holders of any certificates) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Rite Aid, proper evidence satisfactory to Rite Aid of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS
REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A FINANCIAL
INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE
HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION
PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK
EXCHANGES MEDALLION PROGRAM (EACH AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE
INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF
OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY
PARTICIPANT IN DTC'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS
THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL
ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR
(II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter.
In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Note holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this
Letter.

5. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.

     Federal income tax law generally requires that a tendering holder whose Old
Notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder's correct Taxpayer Identification Number (a "TIN"), which, in the

                                       10

case of a holder who is an individual, is such holder's social security number.
If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the
Internal Revenue Service and backup withholding in an amount equal to 30% (or the then applicable rate) of the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a
TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

     If the holder does not have a TIN, such holder should consult the enclosed
Guidelines for Certification of Taxpayer Identification Number on Substitute
Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write
"Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer
Identification Number set forth herein. If the holder does not provide such holder's TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder's TIN to the Exchange
Agent. NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT THE HOLDER HAS ALREADY
APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR
FUTURE.

     If the Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write "Exempt" in Part 2 of Substitute Form W-9. See the W-9 Guidelines
for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8 BEN,
"Certificate of Foreign Status of Beneficial Owner for United States Tax
Withholding," signed under penalty of perjury attesting to such exempt status.
Such form may be obtained from the Exchange Agent.

     Rite Aid reserves the right in its sole discretion to take whatever steps are necessary to comply with Rite Aid's obligations regarding backup withholding.

6. TRANSFER TAXES.

     Rite Aid will pay all transfer taxes, if any, applicable to the transfer of
Old Notes to it or its order pursuant to the Exchange Offer. If, however, New
Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to
Rite Aid or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons)
will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS
PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS
TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

7. WAIVER OF CONDITIONS.

     Rite Aid reserves the right (in its reasonable discretion) to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS; DEFECTS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter or an
Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither Rite Aid, the Subsidiary Guarantors, the Exchange Agent nor any
other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

                                       11

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. WITHDRAWAL RIGHTS.

     Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New
York City time, on the Expiration Date.

     For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the
Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including certificate number or numbers and the principal amount at maturity of such Old Notes), (iii) contain a statement that such holder is withdrawing such holder's election to have such Old Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (v) specify the name in which such Old
Notes are registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in
"The Exchange Offer-Book-Entry Transfers" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility
(including time of receipt) of such notices will be determined by Rite Aid
(which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange
Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth in "The Exchange
Offer-Book-Entry Transfers" section of the Prospectus, such Old Notes will be credited to an account maintained with DTC for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange
Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of
Guaranteed Delivery and other related documents may be directed to the Exchange
Agent, at the address and telephone number indicated above.

              TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES
                               (SEE INSTRUCTION 5)

                     PAYOR'S NAME: BNY MIDWEST TRUST COMPANY

-----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE        Part I-PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT
                  AND CERTIFY BY SIGNING AND DATING BELOW                                  ______________________
                                                                                           Social Security Number
FORM W-9        -------------------------------------------------------------------
                  Part II-FOR PAYEES EXEMPT FROM BACKUP                                              OR
Department of     WITHHOLDING                                                             _______________________
the Treasury      (See Instructions)                                                   Employee Identification Number
Internal        -------------------------------------------------------------------------------------------------------
Revenue           Part III-CERTIFICATION-Under penalties of perjury, I certify that:
Service
                  (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to
Payer's Request   me) and
for Taxpayer
Identification    (2) 1 am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I
Number (TIN)      have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                  (3) 1 am a U.S. person (including U.S. resident alien).

                           The IRS does not require your consent to any provision of this document other than the certifications required of avoid backup withholding.

-----------------------------------------------------------------------------------------------------------------------

SIGNATURE: ______________________________________________ DATE: ______________________________________________________

-----------------------------------------------------------------------------------------------------------------------
You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
-----------------------------------------------------------------------------------------------------------------------

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
            WROTE "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 30 percent (or the then applicable rate) percent of all cash payments made to me thereafter until I provide a number.

Signature_________________________________    Date _____________________________

--------------------------------------------------------------------------------

NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
         IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF
         30 PERCENT (OR THE THEN APPLICABLE RATE) OF ANY CASH PAYMENTS. PLEASE
         REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
         NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                       13

     Manually signed copies of the Letter of Transmittal will be accepted. The
Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder's broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

                  The Exchange Agent for the Exchange Offer is:

                            BNY Midwest Trust Company

             BY MAIL, HAND, OR OVERNIGHT DELIVERY AFTER 4:30 P.M. ON
                              THE EXPIRATION DATE:

                              c/o Bank of New York
                           Corporate Trust Operations
                               Reorganization Unit
                           101 Barclay Street - 7 East
                               New York, NY 10286
                         Attention: Santino Ginocchietti

                                  BY FACSIMILE:
                                 (212) 298-1915

                              CONFIRM BY TELEPHONE:
                                 (212) 815-6331
                         Attention: Santino Ginocchietti

                                       14